UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): April 5, 2005 (April 1, 2005)

LUMENIS LTD. (Exact name of registrant as specified in its charter)

Israel	0-13012	N.A.
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 240, Yokneam, Israel	20692
(Address of principal executive offices)	(Zip Code)

(972)(4) 959-9000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

        On April 1, 2005, Lumenis Ltd. (the “Company”) paid cash bonuses awarded in respect of 2004 to its executive officers under the Company’s Bonus Plan for Executive Officers (the “Plan”). The following cash bonuses were paid to the Company’s most highly compensated executive officers pursuant to the Plan: Hai Ben Israel, EVP of Planning and Resources, $161,125; Kevin Morano, SVP of Marketing and Business Development, $193,349; and Avner Raz, Chief Executive Officer, $341,588. In addition, Wade Hampton, VP Americas Sales and Service, was paid a commission for fiscal year 2004 in the total amount of $97,527.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENIS LTD. BY: /S/ Lauri Hanover —————————————— Lauri Hanover Chief Financial Officer

Dated: April 5, 2005

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